UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2014

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 376-5831

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 9, 2014, Health Insurance Innovations, Inc. (the “Company” or “HII”) issued a press release announcing certain expectations regarding premium equivalents for the year ended December 31, 2013 as well as other information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As the managing general underwriter of individual health insurance plans and ancillary products, HII receives amounts due in connection with its plans on behalf of the providers of the services. The Company refers to these total collections as premium equivalents, which typically represent a combination of premiums, fees for discount benefit plans (non-insurance benefit products that supplements or enhances an insurance product), fees for distributors and Company enrollment fees. From premium equivalents, the Company remits risk premium, representing the amounts it collects and remits to carriers on their behalf, and amounts earned by discount benefit plan providers, who it refers to as third-party obligors, such carriers and third-party obligors being the ultimate parties responsible for providing the insurance coverage or discount benefits to the member. HII’s revenues consist of the balance of the premium equivalents.

Premium equivalents does not represent, and should not be considered as, an alternative to revenues, as determined in accordance with United States generally accepted accounting principles (“U.S. GAAP”). HII regards premium equivalents as a key measure used by management to understand and evaluate core operating performance and trends, to prepare and approve its annual budget and to develop short-term and long-term operational plans. In particular, the inclusion of premium equivalents can provide a useful measure for period-to-period comparisons of HII’s business. Premium equivalents has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of results as reported under U.S. GAAP.

The information furnished in this Item 2.02, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press Release, dated January 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ James P. Dietz
	Name:	James P. Dietz
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Date: January 21, 2014